Capital One Securities, Inc. 11th Annual Energy Conference Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer December 8, 2016 Capital One 11th Annual Energy Conference Exhibit 99.1

TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130 FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. Phone: 504.568.1010 | Fax: 504.566.4580 Web site address: www.tdw.com Email: connect@tdw.com Capital One 11th Annual Energy Conference

Strategy and Focus in a Challenged Market, and Results Providing safe, efficient and compliant operations – TRIR thus far in fiscal 2017 better than our last five years’ average rate, and NO lost time accidents in the last 21 months, which represents over 42 million manhours worked. New fleet comprised of vessels that service all water depths – 150 active vessels at 9/30/16 with 7.7 year average age. “Smart stacking” vessels (115 at 9/30/16). Geographic diversity – Vessel operations are dispersed globally and reported to the public in four geographic segments Staying close to our customers – A solid customer base of NOC’s, IOC’s and others Prompt, proactive cost-cutting initiatives (“control what we can control”) – from 6/14 quarter to the 9/16 quarter, headcount down ~3,000 (~33%), vessel opex down ~60% and G&A cost down ~36% Reducing CapEx – Vessel construction program was in wind-down mode prior to oil market collapse, but Tidewater vessel construction commitments were reduced by 10 vessels over the past year and a half. Remaining net CapEx as of 9/30/16 , with no options exercised, is ~$34M, estimated to be expended over the next three quarters. Maintaining adequate liquidity to deal with industry uncertainties -- ~$675 million of cash at 9/30/16, including $600 million drawn on our revolver in mid-March. 40% net debt to net total book cap at 9/30/16 and minimal scheduled debt maturities until FY2020. Company continues discussions with banks/noteholders in regard to interest coverage covenant relief and obtained necessary waivers of covenant noncompliance until January 27, 2017. Dividend and stock buyback program suspended in January 2016. Experienced management team to lead the way Capital One 11th Annual Energy Conference

We will NOT compromise safety We will NOT compromise on compliance We will NOT jeopardize fleet integrity/capability - “Smart stacking” vessels, with continual maintenance, while maintaining a new fleet comprised of vessels that can service all water depths We will NOT compromise service to our customers What Tidewater Will NOT Do Capital One 11th Annual Energy Conference

Safe Operations is Priority #1 It's a task that can't be turned loose not for a microsecond or an accident will strike without pity. Operating safely offshore is like holding a snake by its head Capital One 11th Annual Energy Conference Stop Work Obligation Safety performance is 25% of mgt. incentive comp

Rig Activity Levels Drive OSV Demand Working Rigs Source: IHS-Petrodata Note: 28 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 428 in December 2016. 271 129 Capital One 11th Annual Energy Conference Floaters Jackups 421 257

Tidewater's Active Fleet vs the Worldwide OSV Fleet

Tidewater as of 9/30/16 and Worldwide Fleet Estimated as of December 2016

Deepwater vessels
Other vessels
Towing Supply/Supply

146 "New" vessels – 7.3 avg yrs
4 "Traditional" vessels – 24.0 avg yrs *(no OSVs)*



Number of Vessels
Vessels > 25 years old today
25
20
15
10
5
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

Year Built

As of December 2016, there are approximately 321 additional AHTS and PSV's (~9% of the global fleet) under construction. Some number of these, we believe, will not be completed and delivered.

Source: IHS-Petrodata and Tidewater



Number of Vessels Built (AHTS & PSV)
Vessels > 25 years old today
300
250
200
150
100
50
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

Global fleet is estimated at ~3,510 vessels, including ~650 vessels that are 25+ yrs old (18%)

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Vessel Population by Owner (AHTS and PSVs only) Estimated as of December 2016 Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Avg. All Others (~2,726 total vessels for 400+ owners) Source: IHS-Petrodata and Tidewater Competitor #1 Capital One 11th Annual Energy Conference

Geographic Diversity – Active Vessel Count by Region (Excludes stacked vessels – as of 9/30/16) 115 additional Tidewater vessels were stacked as of 9/30/16 Americas 38 vessels (25%) Africa/Europe 73 vessels (49%) Middle East 30 vessels (20%) Asia/Pac 9 vessels (6%) Capital One 11th Annual Energy Conference

Approximately 60% of our revenue is derived from drilling support activity and 40% from non-drilling related activity, such as support of production and construction activity Our top 10 customers in Fiscal 2016 (3 Super Majors, 5 NOC’s, and 2 Other) accounted for 69% of our revenue Capital One 11th Annual Energy Conference Staying Close to our Customers – Strong Customer Base Current Revenue Mix

The Largest Modern OSV Fleet in the Industry New Vessel Information as of September 30, 2016 New Vessel Count (1) (2) Net Book Value Average NBV per Vessel Deepwater PSVs 92 $1,849m $20.1m Deepwater AHTSs 12 $270m $22.5m Towing Supply/Supply 107 $966m $9.0m Other 38 $62m $1.6m TOTALS: 249 $3,147m $12.6m . “New Vessels” are defined as vessels built or acquired since 2000. New Vessel Count excludes 3 deepwater PSVs under construction as of 9/30/16, with an average cost of ~$55m/vessel) Capital One 11th Annual Energy Conference

CapEx is Decreasing from Recent High Levels NOTE: Fiscal 2017 and 2018 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction contracts (see note on previous slide re option vessels) Fiscal Year Amounts in orange in Fiscal 2017 and 2018 represent future expected CapEx on the 3 vessels under construction as of 9/30/16, totaling ~$48m. If options are not exercised, net CapEx totals ~$34m. Capital One 11th Annual Energy Conference

Summarized Balance Sheet Info As of September 30, 2016 Cash & Cash Equivalents $675 million Total Debt $2,041 million Shareholders Equity $2,035 million Net Debt / Net Capitalization 40% Total Debt / Capitalization 50% On 3/15/16, the company borrowed the full $600 million available under its revolving credit facility in order to ensure adequate liquidity and flexibility during this industry downturn. Capital One 11th Annual Energy Conference

Debt Maturities and Covenants as of 9/30/16 Maturities Limited for Several Years Current Debt Covenants: Debt/Total Capitalization Ratio of not greater than 55% EBITDA/Interest coverage of not less than 3.0X The company continues discussions with it banks and noteholders in regards to interest coverage covenant relief, and has obtained necessary waivers of covenant noncompliance until January 27, 2017. Fiscal Year Debt Maturity (in $millions) Capital One 11th Annual Energy Conference Primarily maturity of $900 bank facility in June 2019

Tidewater’s Long-Term Strategy Continue to improve upon stellar safety and compliance programs Remain close to our customers and provide excellent service Monitor industry developments to adjust our playbook accordingly - Continue pro-active cost reduction initiatives - Maintain/protect liquidity and resolve debt covenant matter Maintain financial flexibility to deal with industry uncertainties and seize opportunities when presented Capital One 11th Annual Energy Conference

HOUSTON, TEXAS Tidewater Marine, L.L.C. 6002 Rogerdale Road Suite 600 Houston, Texas 77072-1655 P: +1 713 470 5300 NEW ORLEANS, LOUISIANA Worldwide Headquarters Tidewater Inc. Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, Louisiana 70130 P: +1 504 568 1010 Capital One 11th Annual Energy Conference

Drivers of our Business - “A View at Various Points in a Cycle” July 2008 Nov 2014 December 2016 Working Rigs 603 720 428 Rigs Under Construction 186 246 171 OSV Global Population 2,033 3,233 3,510 OSV’s Under Construction 736 470 321 OSV/Rig Ratio 3.37 4.49 8.20 (6.80 without ~600 old vessels believed not available) Down ~290 rigs (40%) from prior peak How many will be delivered and how many incremental? Includes ~650 old vessels and hundreds of stacked vessels How many will be delivered? Over half being built in China. Source: IHS-Petrodata and Tidewater Capital One 11th Annual Energy Conference

A New Fleet that Services All Water Depths (Excludes stacked vessels – as of 9/30/16 Vessel count info is as of 9/30/16, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the 4 Traditional vessels is approximately $450,000 each at 9/30/16. Americas Middle East Asia/Pac Africa/Eur. Capital One 11th Annual Energy Conference Americas New Avg. Traditional Vessels NBV Vessels Deepwater 21 30.1M 0 Towing Supply 12 $8.5M 0 Other 4 $2.4M 1 37 1 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 8 $15.2M 0 Towing Supply 22 $11.5M 0 Other 0 0 0 30 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 1 $27.3M 0 Towing Supply 8 $10.4M 0 Other 0 0 0 9 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 26 $25.5M 0 Towing Supply 26 $12.5M 0 Other 18 $1.2M 3 70 3 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0

Our Remaining Construction Backlog Vessels Under Construction As of September 30, 2016 (excludes vessels under option*) Count Deepwater PSVs 3 Deepwater AHTSs - Towing Supply/Supply - Other - Total 3 Estimated delivery schedule – 1 in remainder of FY 2017 and 2 in FY 2018. CAPX of $15m in remainder of FY 2017 and $33m in FY 2018, for a total of ~$48m. * The Company has options on six additional vessels under construction as of 9/30/16. If the options are not exercised, approximately $14 million of aggregate installment payments will be refunded to the Company, therefore net CapEx totals ~$34m. These 6 option vessels are not included in the table above. Capital One 11th Annual Energy Conference

Fleet Renewal & Expansion Largely Funded by CFFO



CAPX
Dividend
Share Repurchase
$ in millions
CFFO
$700
$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Fiscal Year

Over a 17-year period, Tidewater has invested ~$5.7 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$4.6 billion and ~$941 million, respectively.

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Active Vessel Dayrates & Utilization by Segment Utilization stats exclude stacked vessels. Avg. Utilization Avg. Dayrate Capital One 11th Annual Energy Conference

New Vessel Trends by Vessel Type Deepwater PSVs Q2 Fiscal 2017 Avg Day Rate: $17,622 Utilization: 41.4% $61 million, or 44%, of Vessel Revenue in Q2 Fiscal 2017 Capital One 11th Annual Energy Conference

New Vessel Trends by Vessel Type Deepwater AHTS Q2 Fiscal 2017 Avg Day Rate: $24,180 Utilization: 34.6% $9 million, or 7%, of Vessel Revenue in Q2 Fiscal 2017 Capital One 11th Annual Energy Conference

New Vessel Trends by Vessel Type Towing Supply/Supply Vessels Q2 Fiscal 2017 Avg Day Rate: $12,436 Utilization: 48.8% $60 million, or 43%, of Vessel Revenue in Q2 Fiscal 2017 Capital One 11th Annual Energy Conference

Vessel Revenue and Vessel Operating Margin Fiscal 2008-2017 Prior peak period (FY2009) averaged quarterly revenue of $339M, quarterly operating margin of $175.6M at 51.8% Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses $300 million $150 million 50.0% Capital One 11th Annual Energy Conference